EXHIBIT 32
                                                                      ----------

          CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies in his capacity as an officer of North American Galvanizing & Coatings, Inc. (the "Company") that the Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and the results of operations of the Company.


                               NORTH AMERICAN GALVANIZING & COATINGS, INC.
                                  (Registrant)



                                       /s/ Ronald J. Evans
                                       ------------------------------------
                                       President and
                                       Chief Executive Officer




                                       /s/ Beth B. Hood
                                       ------------------------------------
                                       Vice President and
                                       Chief Financial Officer
                                       (Principal Financial Officer)

Date:  October 28, 2005